AUDIT COMMITTEE CHARTER
OF
NF ENERGY SAVING CORPORATION

Purpose

The Audit Committee is appointed by the Board of Directors (“Board”) of NF Energy Saving Corporation (“Company”) to assist the Board in fulfilling its oversight responsibility for monitoring (1) the integrity of the Company’s accounting and financial reporting and its systems of internal controls, (2) the performance, qualifications and independence of the Company’s independent auditors, and (3) the Company’s compliance with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. Notwithstanding the foregoing, for such time as the Company qualifies as a “Smaller Reporting Company” as defined in Regulation S-K, Item 10(f)(1), the Audit Committee need only consist of no fewer than two members.

The members of the Audit Committee shall meet the independence and experience requirements of the NYSE AMEX, Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Commission.  Notwithstanding the foregoing, membership of the Audit Committee will comply with the credential requirements of applicable law, regulation and listing requirements, as applicable to the Company from time to time.

At a minimum, the members of the Audit Committee shall meet the following requirements: (i) satisfies the independence standards specified in Section 803A of the NYSE AMEX Rules (see attached Annex A) and Rule 10A-3 under the Securities Exchange Act of 1934; (ii) must not have participated in the preparation of the financial statements of the issuer or any current subsidiary of the issuer at any time during the past three years; and (iii) is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

The Board of Directors will assess and certify that it has, and will continue to have, at least one member of the audit committee who is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Items 407(d)(5)(ii) and (iii) of Regulation S-K is presumed to qualify as financially sophisticated.

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The Board of Directors will assess and determine the qualifications of the Audit Committee members. The members of the Audit Committee shall be appointed by the Board, and may be replaced by the Board.

The Board of Directors shall select the Audit Committee Chair. If a Chair is not designated or present, a Chair may be designated by a majority vote of the Audit Committee members present.

Director’s compensation is the only compensation which members of the Audit Committee may receive from the Company.

Meetings and Procedures

The Audit Committee shall meet at least quarterly and more frequently as circumstances dictate.  The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Committee will keep written minutes of its meetings, which minutes will be maintained with the books and records of the Company. The Committee will provide the Board with regular reports of its activities.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. The Committee will not delegate to a subcommittee any power or authority required by any law, regulation or listing standards to be exercised by the Committee as a whole.

Committee Authority and Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial controls and reporting processes on behalf of the Board and report the results of its activities to the Board.  The Audit Committee recognizes that the Company’s management is responsible for the completeness and accuracy of the Company’s financial statements and disclosures and for maintaining effective internal controls. The Committee also realizes that the independent auditor is responsible for auditing the Company’s financial statements. Accordingly, management and the independent auditor have more knowledge and more detailed information about the Company than do Audit Committee members and the Audit Committee’s primary responsibility is oversight. In carrying out its oversight responsibilities, the Audit Committee will rely, in part, on the expertise of management and the independent auditor. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

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The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors (including counsel) employed by the Audit Committee.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the Board or the Committee deems appropriate.

Financial Reporting and Internal Controls

Review of Annual Audited Financial Statements.  The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report to be filed with the Securities and Exchange Commission (or the annual report to shareholders if distributed prior to the filing of the Annual Report with the Securities and Exchange Commission). The Committee will review the (a) quality, not just acceptability, of the Company’s accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements including alternative methods for presenting financial information that have been discussed with management, the impact of the use of the alternative methods, the methods preferred by management and all material written communications between the independent auditor and management; (b) the clarity and adequacy of disclosures in the financial statements; and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, including the critical accounting policies; and (c) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies (if any were noted).

The Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors’ activities or access to requested information, and any significant disagreements with management. The Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, and the annual report on controls by the Chief Executive Officer and the Chief Accounting Officer, as received by the independent auditors.

Based on these reviews and the discussions with management and the independent auditors, the Committee will make a recommendation to the Board whether the audited financial statements should be included in the Company’s Annual Report to be filed with the Securities and Exchange Commission.

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Review of Interim Financial Statements; Earnings Releases.  The Committee shall review the interim financial statements, and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of any Company quarterly report. The Committee shall also review any other report to be filed with the Securities and Exchange Commission that includes financial disclosures prior to its filing. The Committee will discuss with management any proposed release of earnings or guidance information, and financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

Risk Assessment and Risk Management.  The Audit Committee shall review with management and independent auditors the Company’s policies for assessing and managing financial risk and the actual risk exposure of the Company.

Internal Controls, Disclosure Controls and Procedures.  The Audit Committee shall review with management and the independent auditors the Company’s policies and procedures for maintaining the adequacy and effectiveness of internal controls and disclosure controls procedures. As part of this effort, the Committee will inquire of management and the independent auditor about controls management has implemented to minimize significant risks to the Company and the effectiveness of these controls. The Committee will review the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief Accounting Officer.

The Committee will also review with management and the independent auditor the effect on the Company’s financial statements of regulatory and accounting initiatives and off balance sheet structures.

Independent Auditors

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Committee shall review the auditors’ independence from management and the Company, including whether the auditors’ performance of permissible non-audit services is compatible with their independence. This process will include, as least annually, the Committee’s review of the independent auditors’ internal control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company.

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Annually, the Committee will review the qualifications and performance of the Company’s current independent auditors and select the Company’s independent auditors for the next year.

The Committee shall review with the independent auditors prior to the audit the overall scope, planning and staffing of their audit. The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

The Committee shall verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

The Committee shall oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Compliance with Legal and Regulatory Requirements

The Committee shall inquire and review with management the Company’s compliance with applicable laws and regulations and, where applicable, recommend policies and procedures for future compliance. The Committee shall review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies. The Committee shall also review with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies

The Committee shall review and approve all related-party transactions.

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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Annex A – Definition of Independent under Rule 803A of NYSE AMEX Rules.

[(2) "Independent director" means a person other than an executive officer or employee of the company. No director qualifies as independent unless the issuer's board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition to the requirements contained in this Section 803A, directors serving on audit committees must also comply with the additional, more stringent requirements set forth in Section 803B(2) below. The following is a non-exclusive list of persons who shall not be considered independent:

(a) a director who is, or during the past three years was, employed by the company, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year) (See Commentary .08);

(b) a director who accepted or has an immediate family member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service,

(ii) compensation paid to an immediate family member who is an employee (other than an executive officer) of the company,

(iii) compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year) (See Commentary .08), or

(iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c) a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

(d) a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

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(e) a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the issuer's executive officers serve on the compensation committee of such other entity; or

(f) a director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years. ]

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